                  ===========================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                  -------------------------------------------

                                  FORM 8-K/A

                                Amendment No. 1

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): December 23, 1998 (December 31, 1997)


                      --------------------------------

                            JDN Realty Corporation
            (Exact name of registrant as Specified in its Charter)


        Maryland                     1-12844                   58-1468053
  (State or Other            (Commission File Number)          (IRS
  Jurisdiction of                                              Employer
  Incorporation)                                               Identification
                                                               Number)


  359 East Paces Ferry Road
  Suite 400
  Atlanta, Georgia                                             30305
  (Address of principal executive offices)                     (Zip Code)


                                (404) 262-3252
             (Registrant's telephone number, including Area Code)

          =========================================================

Item 5.  Other Events
         ------------

         On February 4, 1998, JDN Realty Corporation (the "Company") acquired a portfolio of five shopping centers in Milwaukee, Wisconsin containing an aggregate of approximately 1.1 million square feet (the "Milwaukee Acquisitions") from two third parties for an aggregate purchase price of approximately $58.5 million. The two third party sellers are related to one another but are unrelated to the Company. The Company financed the purchase of the Milwaukee Acquisitions with an advance under its unsecured line of credit, assumption of secured indebtedness of $5.4 million, and sponsored a limited partnership that issued limited partnership units valued at $3.0 million in a limited partnership formed to own and operate one of the shopping centers. Subject to certain conditions, the limited partnership units are exchangeable for cash or 139,535 shares of the Company's common stock beginning in February 1999.

         On January 23, 1998, the Company filed a Current Report on Form 8-K disclosing certain financial information on the Company and the Milwaukee Acquisitions. This Current Report on Form 8-K/A amends the previously filed Current Report on Form 8-K and provides additional financial information on the Company and the Milwaukee Acquisitions.

         Financial statements for these acquired properties and pro forma financial information for the Company related to these acquisitions are included in this report.

Item 7.      Financial Statements, Pro forma Financial Information and Exhibits
             ------------------------------------------------------------------

         The following financial statements, pro forma financial information and exhibits are filed as part of this report:

A. Financial statements of real estate acquired, pursuant to Rule 3-14 of Regulation S-X:
         Milwaukee Acquisitions
         ----------------------
             Report of Independent Auditors
             Combined Statements of Revenue and Certain Expenses
             -        Year ended December 31, 1996
             -        Nine months ended September 30, 1997
             Notes to combined statements of revenue and certain expenses

B. Pro forma financial information required pursuant to Article 11 of Regulation S-X:
             Pro Forma consolidated balance sheet of the Company
             -        September 30, 1997
             Pro forma consolidated statements of income of the Company
             -        Year ended December 31, 1996
             -        Nine months ended September 30, 1997

         The unaudited pro forma balance sheet is based on the historical consolidated balance sheet of the Company as of September 30, 1997 as if the Company had acquired the Milwaukee Acquisitions on September 30, 1997. Included in this historical consolidated balance sheet of the Company are the effects of acquisitions made prior to September 30, 1997, including The Junction Shopping Center, River Hills Shopping Center, Midway Plaza Shopping Center and Bermuda Square Shopping Center.

         The unaudited pro forma consolidated statements of operations are based upon the historical consolidated statements of operations of the Company, the Milwaukee Acquisitions, The Junction Shopping Center, River Hills Shopping Center, Midway Plaza Shopping Center and Bermuda Square Shopping Center for the year ended December 31, 1996 and the nine months ended September 30, 1997 and are presented as if the Company had acquired the Milwaukee Acquisitions on January 1, 1996 and 1997, respectively.

         These unaudited pro forma financial statements should be read in conjunction with the following:

 .  the combined statements of revenue and certain expenses and notes thereto of the Milwaukee Acquisitions included in this report;
 .  the statements of revenue and certain expenses and notes thereto of The
   Junction Shopping Center, River Hills Shopping Center, Midway Plaza Shopping Center and Bermuda Square Shopping Center included in the Company's Current Report on Form 8-K dated September 26, 1997;

 . the consolidated financial statements of the Company included in its annual report on Form 10-K for the year ended December 31, 1996; and


 . the unaudited interim financial statements of the Company on Form 10-Q for the nine months ended September 30, 1997 and 1998.


These unaudited pro forma financial statements are not necessarily indicative of what the actual results of the Company would have been assuming the transactions had been completed as set forth above nor are they indicative of future operating results of the Company.


C.       Exhibits
         Exhibits 23.  Consent of Independent Auditors

                                  SIGNATURES
                                  ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       JDN REALTY CORPORATION



                                       By: /s/ William J. Kerley
                                           -----------------------
                                           William J. Kerley
                                           Senior Vice President and
                                           Chief Financial Officer


Date:    December 23, 1998
     ---------------------

                        Report of Independent Auditors


Shareholders and Board of Directors
JDN Realty Corporation

We have audited the combined statement of revenue and certain expenses of the Milwaukee Acquisitions as described in Note 1 for the year ended December 31, 1996. This combined statement of revenue and certain expenses is the responsibility of the Milwaukee Acquisitions' management. Our responsibility is to express an opinion on this combined statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenue and certain expenses. We believe that our audit of the combined statement of revenue and certain expenses provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K (as amended by a Form 8-K/A) of JDN Realty Corporation as described in Note 1 and is not intended to be a complete presentation of the Milwaukee Acquisitions' combined revenue and expenses.

In our opinion, the combined statement of revenue and certain expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses of the Milwaukee Acquisitions for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


                                                              Ernst & Young LLP

Atlanta, Georgia
November 25, 1998

                            Milwaukee Acquisitions

              Combined Statements of Revenue and Certain Expenses







                                            Year ended         Nine months ended
                                           December 31,          September 30,
                                              1996                   1997
                                      ------------------------------------------
                                                                  (Unaudited)
Revenue:
   Minimum and percentage rents             $4,914,124             $3,969,002
   Recoveries from tenants                   2,301,357              2,036,472
   Electrical revenue                        1,196,221                899,224
   Interest income                              49,786                 16,209
   Other income                                  3,032                  2,452
                                      ------------------------------------------
Total revenue                                8,464,520              6,923,359

Certain expenses:
   Operating and maintenance                 1,308,519              1,228,827
   Real estate taxes                         1,218,024                941,996
   Cost of electricity                         969,915                743,956
                                      ------------------------------------------
Total certain expenses                       3,496,458              2,914,779
                                      ------------------------------------------
Revenue in excess of certain expenses       $4,968,062             $4,008,580
                                      ==========================================



See accompanying notes.

                            Milwaukee Acquisitions

         Notes to Combined Statements of Revenue and Certain Expenses

                         Year ended December 31, 1996
             and nine months ended September 30, 1997 (Unaudited)


1. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying combined statements of revenue and certain expenses relate to the combined operations of Marketplace at Brown Deer, Brown Deer Center, Shoppers World of Brookfield, West Allis Center and Pointe Loomis retail shopping centers (collectively, the "Milwaukee Acquisitions"). The Milwaukee Acquisitions are located in Milwaukee, Wisconsin and have a combined total of approximately 1.1 million gross leasable square feet. During February 1998, JDN Realty Corporation (the "Company") acquired the Milwaukee Acquisitions from two third parties who are related to each other but are unrelated to the Company.

The accompanying combined statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K (as amended by a Form 8-K/A) of the Company. The combined statements are not representative of the combined actual operations of the Milwaukee Acquisitions for the periods presented nor indicative of future combined operations as certain expenses, primarily consisting of mortgage interest expense, depreciation, amortization, management fees and corporate expenses have been excluded.

Revenue Recognition

Minimum base rentals are recognized as revenue on a straight-line basis over the terms of the operating leases. Tenants are required to pay contingent rentals based on common area maintenance expenses, and such contingent rentals are recognized as revenue when earned. Additionally, certain tenants pay incremental rental amounts based on sales volumes and these percentage rentals are recognized as earned.

Use of Estimates

The preparation of the combined statements of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of combined revenue and expenses during the reporting period. Actual results could differ from these estimates.

                            Milwaukee Acquisitions

2. Leases and Significant Tenants

The tenant base includes primarily national or regional retail chains and local retailers, and consequently the Milwaukee Acquisitions' credit risk is concentrated in the retail industry.

The significant tenants of the Milwaukee Acquisitions and the minimum rents from these tenants, as a percentage of combined total minimum rents for the periods indicated, were as follows:





                                             Year ended        Nine months ended
    Tenant         Shopping Center        December 31, 1996   September 30, 1997
--------------------------------------------------------------------------------
                                                                 (Unaudited)

Kohl's       Brown Deer Center                   17.0%              15.9%
             West Allis
             Pointe Loomis

Pick N Save  Brown Deer Center                   18.2%              16.9%
             Marketplace at Brown Deer
             West Allis
             Pointe Loomis

HomeGoods    Shoppers World of Brookfield        23.7%              22.0%
             West Allis
             Marketplace at Brown Deer

                            JDN REALTY CORPORATION
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                              September 30, 1997
                 (Dollars in thousands, except per share data)


                                                                   JDN Realty                                  JDN Realty
                                                                   Corporation             Pro Forma          Corporation
                                                                  Historical (A)          Adjustments          Pro Forma
                                                                -----------------      -----------------    -----------------
                                                                  (Unaudited)
ASSETS
  Shopping center properties, at cost:
     Land                                                        $       66,980         $         8,777 (B)  $      75,685
     Buildings and improvements                                         347,605                  49,736 (B)        397,341
     Property under development                                          65,501                     -               65,501
                                                                -----------------      -----------------    -----------------
                                                                        480,014                  58,513            538,527
     Less: accumulated depreciation and amortization                    (35,358)                    -              (35,358)
                                                                -----------------      -----------------    -----------------
        Shopping center properties, net                                 444,656                  58,513            503,169
  Cash and cash equivalents                                               2,207                     -                2,207
  Restricted cash - escrow                                                  186                     -                  186
  Rents receivables                                                       1,940                     -                1,940
  Investments in and advances to unconsolidated entities                 69,376                     -               63,376
  Deferred costs, net of amortization                                     4,362                     -                4,362
  Other assets                                                           11,470                     -               11,470
                                                                -----------------      -----------------    -----------------
                                                                 $      534,197         $        58,513      $     592,710
                                                                =================      =================    =================


LIABILITIES AND SHAREHOLDERS' EQUITY
  Liabilities
     Unsecured line of credit                                    $       71,715         $        50,120 (C)  $     121,835
     Mortgage notes payable                                              13,657                   5,393 (D)         19,050
     Bonds payable                                                      159,495                     -              159,495
     Accounts payable and accrued expenses                                3,671                     -                3,671
     Other liabilities                                                    2,114                     -                2,114
                                                                -----------------      -----------------    -----------------
        Total Liabilities                                               250,652                  55,513            306,165

  Third party investors' interests                                          -                     3,000 (E)          3,000

  Shareholders' Equity
     Preferred stock, par value $.01 per share-
        authorized 20,000,000 shares, none outstanding                      -                       -                  -
     Common stock, par value $.01 per share-
        authorized 150,000,000 shares, issued and
        outstanding 15,461,612 shares                                       155                     -                  155
     Paid-in capital                                                    290,479                     -              290,479
     Accumulated deficit                                                 (7,089)                    -               (7,089)
                                                                -----------------      -----------------    -----------------
        Total Shareholders' Equity                                      283,545                     -              283,545
                                                                -----------------      -----------------    -----------------

                                                                 $      534,197         $        58,513      $     592,710
                                                                =================      =================    =================

               SEE NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 1997
                                  (UNAUDITED)


(A) Represents the historical consolidated balance sheet of JDN Realty Corporation (the "Company") as of September 30, 1997. Included in this balance sheet are the effects of acquisitions made prior to September 30, 1997, including The Junction Shopping Center, River Hills Shopping Center, Midway Plaza Shopping Center and Bermuda Square Shopping Center. No pro forma adjustments are included for acquisitions made prior to September 30, 1997.

(B)      Represents the allocated purchase price for the Milwaukee Acquisitions.

(C) Represents the financing of the purchase price of the Milwaukee Acquisitions with an advance under the Company's unsecured line of credit.

(D) Represents a mortgage loan which the Company assumed in the purchase of the Milwaukee Acquisitions.

(E) Represents third party investor' interests in a limited partnership formed to acquire and operate one of the properties in the Milwaukee Acquisitions which is consolidated for financial reporting purposes.

                            JDN Realty Corporation
                  Pro Forma Consolidated Statement of Income
                         Year Ended December 31, 1996
                     (In thousands, except per share data)


                                                               JDN Realty      The Junction    River Hills    Midway Plaza
                                                              Corporation        Shopping       Shopping        Shopping
                                                             Historical (A)     Center (B)     Center (C)      Center (D)
                                                             ---------------  ---------------  ------------  ---------------
Revenues:
     Minimum and percentage rents                            $       32,933   $          491   $       229   $          740
     Recoveries from tenants                                          3,475              128            10               86
     Other revenue                                                      215              -             850              -
                                                             ---------------  ---------------  ------------  ---------------
        Total revenues                                               36,623              619         1,089              826

Operating expenses:
     Operating and maintenance                                        2,586              116             9               45
     Real estate taxes                                                1,817               39             3               61
     General and administrative                                       3,367              -             -                -
     Depreciation and amortization                                    7,786              -             -                -
                                                             ---------------  ---------------  ------------  ---------------
        Total operating expenses                                     15,556              155            12              106
                                                             ---------------  ---------------  ------------  ---------------
     Income from operations                                          21,067              464         1,077              720

Other income (expense):
     Interest expense, net                                           (5,868)             -             -                -
     Other income (expense), net                                         83              -               3                7
     Equity in net income of unconsolidated entities                  1,415              -             -                -
                                                             ---------------  ---------------  ------------  ---------------
Income before minority interest in net income
     of consolidated subsidiary, net gain (loss) on real
     estate sales and extraordinary items                            16,697              464         1,080              727
Minority interest in net income of consolidated subsidiary              -                -             -                -
                                                             ---------------  ---------------  ------------  ---------------
Income before net loss on real estate sales and
     extraordinary items                                             16,697              464         1,080              727
Net loss on real estate sales                                           (15)             -             -                -
                                                             ---------------  ---------------  ------------  ---------------
Income before extraordinary items                                    16,682              464         1,080              727
Extraordinary items                                                     -                -             -                -
                                                             ---------------  ---------------  ------------  ---------------
        Net income                                           $       16,682   $          464   $     1,080   $          727
                                                             ===============  ===============  ============  ===============

Net income per share - basic (K):
     Income before extraordinary items                       $         1.00
     Extraordinary items                                                -
                                                             ---------------
     Net income                                              $         1.00
                                                             ===============
Net income per share - diluted (K):
     Income before extraordinary items                       $         1.00
     Extraordinary items                                                -
                                                             ---------------
     Net income                                              $         1.00
                                                             ===============

Weighted average shares outstanding (K)                              16,629
Diluted shares outstanding (K)                                           86
                                                             ---------------
Weighted average shares outstanding with diluted shares (K)          16,715
                                                             ===============


                                                              Bermuda Square                                             JDN Realty
                                                                Shopping            Milwaukee          Pro Forma        Corporation
                                                                Center (E)        Acquisitions (F)     Adjustments       Pro Forma
                                                            -----------------   ------------------   ---------------   -------------
Revenues:
     Minimum and percentage rents                            $        1,034       $    4,914                 -              40,341
     Revenues from tenants                                              148            3,498                 -               7,345
     Other revenues                                                     -                  3                 -               1,068
                                                            -----------------   ------------------   ---------------   -------------
        Total revenues                                                1,182            8,415                 -              48,754

Operating expenses:
     Operating and maintenance                                          127            2,278                 -               5,161
     Real estate taxes                                                   81            1,218                 -               3,219
     General and administrative                                         -                -                   -               3,367
     Depreciation and amortization                                      -                -                 2,126  (G)        9,912
                                                            -----------------   ------------------   ---------------   ------------
        Total operating expenses                                        208            3,496               2,126            21,659
                                                            -----------------   ------------------   ---------------   ------------
     Income from operations                                             974            4,919              (2,126)           27,095


Other income (expense):

     Interest expense, net                                              -                -               (5,637) (H)       (11,505)
     Other income (expense), net                                         24               50                -                  167
     Equity in net income of unconsolidated entities                    -                -                 (557) (I)           858
                                                            -----------------   ------------------   ---------------   ------------
Income before minority interest in net income

     of consolidated subsidiary, net gain (loss) on real
     estate sales and extraordinary items                               998            4,969             (8,320)            16,615
Minority interest in net income of consolidated subsidiary              -                -                 (175) (J)          (175)
                                                            -----------------   ------------------   ---------------   ------------
Income before net loss on real estate sales and

     extraordinary items                                                998            4,969             (8,495)            16,440
Net loss on real estate sales                                           -                -                  -                  (15)
                                                            -----------------   ------------------   ---------------   ------------
Income before extraordinary items                                       998            4,969             (8,495)            16,425
Extraordinary items                                                     -                -                  -                  -
                                                            -----------------   ------------------   ---------------   ------------
        Net income                                          $           998     $      4,969         $   (8,495)       $    16,425
                                                            =================   ==================   ===============   ============

Net income per share - basic (K):
     Income before extraordinary items                                                                                 $       0.99
     Extraordinary items                                                                                                        -
                                                                                                                       ------------
         Net income                                                                                                    $       0.99
                                                                                                                       ============
Net income per share - diluted (K):

     Income before extraordinary items                                                                                 $       0.98
     Extraordinary items                                                                                                        -
                                                                                                                       ------------
        Net income                                                                                                     $       0.98
                                                                                                                       ============

Weighted average shares outstanding (K)                                                                                      16,629
Diluted shares outstanding (K)                                                                                                   86
                                                                                                                       ------------
Weighted average shares outstanding with diluted shares (K)                                                                  16,715
                                                                                                                       ============

            SEE NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

              NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                         YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)


(A) Represents the historical consolidated statement of income of JDN Realty Corporation (the "Company") for the year ended December 31, 1996.

(B) Represents the revenue and certain expenses of The Junction Shopping Center for the period from March 25, 1996 (date of commencement of operations) to December 31, 1996.

(C) Represents the revenue and certain expenses of River Hills Shopping Center for the period from September 13, 1996 (date of commencement of operations) to December 31, 1996.

(D) Represents the revenue and certain expenses of Midway Plaza Shopping Center for the year ended December 31, 1996.

(E) Represents the revenue and certain expenses of Bermuda Square Shopping Center for the year ended December 31, 1996.

(F) Represents the revenue and certain expenses of the Milwaukee Acquisitions for the year ended December 31, 1996.

(G) Represents depreciation expense related to the portion of the purchase price allocated to building using a 31.5 year life for the following:

                  The Junction Shopping Center                       $   130,000
                  River Hills Shopping Center                             21,000
                  Midway Plaza Shopping Center                           160,000
                  Bermuda Square Shopping Center                         236,000
                  Milwaukee Acquisitions                               1,579,000
                                                                     -----------
                                                                      $2,126,000
                                                                     ===========

(H) Represents interest expense assuming the Company incurred or assumed indebtedness at the beginning of the period to finance these acquisitions. The effect on interest expense of each of the acquisitions is as follows:

                  The Junction Shopping Center                       $   448,000
                  River Hills Shopping Center                             37,000
                  Midway Plaza Shopping Center                           418,000
                  Bermuda Square Shopping Center                         632,000
                  Milwaukee Acquisitions                               4,102,000
                                                                     -----------
                                                                      $5,637,000
                                                                     ===========

(I) Represents elimination of the Company's income from its 50% interests in the limited liability companies which owned River Hills Shopping Center and Midway Plaza Shopping Center.

(J) Represents the third party investors' share of the net income of the limited partnership formed to acquire one of the Milwaukee Acquisitions which is consolidated for financial reporting purposes.

(K) Historical earnings per share information has been restated to reflect the adoption of Statement of Financial Accounting Standards No. 128, Earnings per Share, and to reflect a 3-for-2 stock split effective June 30, 1998.

                            JDN Realty Corporation
                  Pro Forma Consolidated Statement of Income
                     Nine Months Ended September 30, 1997
                                  (Unaudited)
                     (In thousands, except per share data)


                                                               JDN Realty       The Junction     River Hills    Midway Plaza
                                                               Corporation        Shopping        Shopping        Shopping
                                                              Historical (A)     Center (B)      Center (C)      Center (D)
                                                             ---------------  ---------------  --------------  ---------------
Revenues:
     Minimum and percentage rents                            $       30,303   $          115   $         624   $          425
     Recoveries from tenants                                          3,111               21              87               50
     Other revenue                                                      118              -               -                -
                                                             ---------------  ---------------  --------------  ---------------
        Total revenues                                               33,532              136             711              475

Operating expenses:
     Operating and maintenance                                        2,273               24              30               21
     Real estate taxes                                                1,665                9              58               38
     General and administrative                                       2,943              -               -                -
     Depreciation and amortization                                    7,125              -               -                -
                                                             ---------------  ---------------  --------------  ---------------
        Total operating expenses                                     14,006               33              88               59
                                                             ---------------  ---------------  --------------  ---------------
     Income from operations                                          19,526              103             623              416

Other income (expense):
     Interest expense, net                                           (3,297)             -               -                -
     Other income (expense), net                                        887              -                 5               16
     Equity in net income of unconsolidated entities                  2,543              -               -                -
                                                             ---------------  ---------------  --------------  ---------------
Income before minority interest in net income
     of consolidated subsidiary, net gain (loss) on real
     estate sales and extraordinary items                            19,659              103             628              432
Minority interest in net income of consolidated subsidiary              -                -               -                -
                                                             ---------------  ---------------  --------------  ---------------
Income before net loss on real estate sales and
     extraordinary items                                             19,659              103             628              432
Net loss on real estate sales                                          (352)             -               -                -
                                                             ---------------  ---------------  --------------  ---------------
Income before extraordinary items                                    19,307              103             628              432
Extraordinary items                                                  (5,940)             -               -                -
                                                             ---------------  ---------------  --------------  ---------------
        Net income                                           $       13,367   $          103   $         628   $          432
                                                             ===============  ===============  ==============  ===============

Net income per share - basic (K):
     Income before extraordinary items                       $         0.87
     Extraordinary items                                              (0.27)
                                                             ---------------
     Net income                                              $         0.60
                                                             ===============
Net income per share - diluted (K):
     Income before extraordinary items                       $         0.85
     Extraordinary items                                              (0.26)
                                                             ---------------
     Net income                                              $         0.59
                                                             ===============

Weighted average shares outstanding (K)                              22,282
Diluted shares outstanding (K)                                          385
                                                             ---------------
Weighted average shares outstanding with diluted shares (K)          22,667
                                                             ===============


                                                             Bermuda Square                                             JDN Realty
                                                               Shopping          Milwaukee          Pro Forma          Corporation
                                                               Center (E)      Acquisitions (F)     Adjustments         Pro Forma
                                                           -----------------   ----------------   ---------------     --------------
Revenues:
     Minimum and percentage rents                           $           692    $        3,969     $          -        $      36,128
     Revenues from tenants                                              100             2,936                -                6,305
     Other revenues                                                     -                   2                -                  120
                                                           -----------------   ----------------   ---------------     --------------
        Total revenues                                                  792             6,907                -              42,553

Operating expenses:
     Operating and maintenance                                           81             1,973                -                4,402
     Real estate taxes                                                   62               942                -                2,774
     General and administrative                                         -                 -                  -                2,943
     Depreciation and amortization                                      -                 -                1,601  (G)         8,726
                                                           -----------------   ----------------   ---------------     --------------
        Total operating expenses                                        143             2,915              1,601             18,845
                                                           -----------------   ----------------   ---------------     --------------
     Income from operations                                             649             3,992             (1,601)            23,708


Other income (expense):

     Interest expense, net                                              -                 -               (3,962) (H)        (7,259)
     Other income (expense), net                                         16                16                -                  940
     Equity in net income of unconsolidated entities                    -                 -                 (178) (I)         2,365
                                                           -----------------  ------------------   --------------     --------------
Income before minority interest in net income

     of consolidated subsidiary, net gain (loss) on
     real estate sales and extraordinary items                          665             4,008             (5,741)            19,754
Minority interest in net income of consolidated subsidiary              -                 -                 (137) (J)          (137)
                                                           -----------------  ------------------   ---------------    --------------
Income before net loss on real estate sales and

     extraordinary items                                                665             4,008             (5,878)            19,617
Net loss on real estate sales                                           -                 -                  -                 (352)
                                                           -----------------  ------------------   ---------------    --------------
Income before extraordinary items                                       665             4,008             (5,878)            19,265
Extraordinary items                                                     -                 -                  -               (5,940)
                                                           -----------------  ------------------   ---------------    --------------
        Net income                                         $            665   $         4,008      $      (5,878)     $      13,325
                                                           =================  ==================   ===============    ==============

Net income per share - basic (K):
     Income before extraordinary items                                                                                $        0.86
     Extraordinary items                                                                                                      (0.27)
                                                                                                                      --------------
         Net income                                                                                                   $        0.59
                                                                                                                      ==============
Net income per share - diluted (K):

     Income before extraordinary items                                                                                $        0.84
     Extraordinary items                                                                                                      (0.36)
                                                                                                                      --------------
        Net income                                                                                                    $        0.58
                                                                                                                      ==============

Weighted average shares outstanding (K)                                                                                      22,282
Diluted shares outstanding (K)                                                                                                  385
                                                                                                                      --------------
Weighted average shares outstanding with diluted shares (K)                                                                  22,667
                                                                                                                      ==============

            SEE NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

              NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     NINE MONTHS ENDED SEPTEMBER 30, 1997
                                  (UNAUDITED)


(A) Represents the historical consolidated statement of income of JDN Realty Corporation (the "Company") for the nine months ended September 30, 1997.

(B) Represents the revenue and certain expenses of The Junction Shopping Center for period from January 1, 1997 to February 14, 1997 (date of purchase by the Company).

(C) Represents the revenue and certain expenses of River Hills Shopping Center for period from January 1, 1997 to May 28, 1997 (date of purchase by the Company).

(D) Represents the revenue and certain expenses of Midway Plaza Shopping Center for period from January 1, 1997 to June 26, 1997 (date of purchase by the Company).

(E) Represents the revenue and certain expenses of Bermuda Square Shopping Center for the nine months ended September 30, 1997.

(F) Represents the revenue and certain expenses of Milwaukee Acquisitions for the nine months ended September 30, 1997.

(G) Represents depreciation expense related to the portion of the purchase allocated to building using a 31.5 year life for the following:

                  The Junction Shopping Center                        $   31,000
                  River Hills Shopping Center                            111,000
                  Midway Plaza Shopping Center                            98,000
                  Bermuda Square Shopping Center                         177,000
                  Milwaukee Acquisitions                               1,184,000
                                                                     -----------
                                                                      $1,601,000
                                                                     ===========

(H) Represents interest expense assuming the Company incurred or assumed indebtedness at the beginning of the period to finance these acquisitions. The effect on interest expense of each of the acquisitions is as follows:

                  The Junction Shopping Center                       $   100,000
                  River Hills Shopping Center                            229,000
                  Midway Plaza Shopping Center                           252,000
                  Bermuda Square Shopping Center                         316,000
                  Milwaukee Acquisitions                               3,065,000
                                                                     -----------
                                                                      $3,962,000
                                                                     ===========

(I) Represents elimination of the Company's income from its 50% interests in the limited liability companies which owned River Hills Shopping Center and Midway Plaza Shopping Center.

(J) Represents the third party investors' share of the net income of the limited partnership formed to acquire one of the Milwaukee Acquisitions which is consolidated for financial reporting purposes.

(K) Historical earnings per share information has been restated to reflect the adoption of Statement of Financial Accounting Standards No. 128, Earnings per Share, and to reflect a 3-for-2 stock split effective June 30, 1998.

INDEX TO EXHIBITS


Exhibit 23        Consent of Independent Auditors